CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

     We hereby consent to the incororation by reference of our report on OraLabs Holding Corp. dated February 24, 1998 in the Registration Statement on Form S-8, as included in the OraLabs Holding Corp's Form 10-KSB for the year ended December 31, 1998 and to all references to our firm included in such Registration Statement.

                                             /s/  Schumacher & Associates, Inc.
                                            -----------------------------------
                                            Schumacher & Associates, Inc.


March 31, 1999
Denver, Colorado